                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 1, 2005

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

           DELAWARE                      0-13667                  22-2677298
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

      1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PA               15235
         (Address of Principal Executive Offices)                (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 243-3200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO DEFINITIVE MATERIAL AGREEMENT

COMMON PRIVATE PLACEMENT

SECURITIES PURCHASE AGREEMENT

      On July 1, 2005, PDG Environmental, Inc. (the "Company") executed a securities purchase agreement (the "Common Purchase Agreement") with various institutional and accredited investors (the "Common Investors") pursuant to which it agreed to sell in a private placement transaction (the "Common Private Placement") for an aggregate purchase price of $1,500,000 (a) 1,666,667 shares of the Company's Common Stock, par value $0.02 per share (the "Common Shares"),
(b) warrants to purchase 416,667 shares of the Company's Common Stock at an exercise price of $1.11 per share ("First Common Offering Warrants") and (c) warrants to purchase 416,667 shares of the Company's Common Stock at an exercise price of $1.33 per share ("Second Common Offering Warrants" and, together with the First Common Offering Warrants, the "Common Offering Warrants"). The $0.90 purchase price per share for the Common Shares approximately represents 80% of the average of the daily volume weighted average price of the Common Stock for the 20 day period prior to the execution of the Common Purchase Agreement. The Company closed the Common Private Placement on July 6, 2005.

      The foregoing summary is qualified in its entirety by reference to the form of Common Purchase Agreement which is attached hereto as Exhibit 10.1 to this report and incorporated herein by reference.

COMMON WARRANTS

      The First Common Offering Warrants issued to each Common Investor provide such Common Investor the right to purchase shares of the Company's Common Stock, in aggregate, up to an additional 25% of the total number of Common Shares purchased by such Common Investor in the Common Private Placement at an exercise price of $1.11 per share. The First Common Offering Warrants expire five years from the date of issuance and contain adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, reclassifications or similar events of the Company's capital stock, issuances of the Company's securities for consideration below the exercise price and pro rata distributions of cash, property, assets or securities to holders of the Company's Common Stock. The First Common Offering Warrants also contain a cashless exercise provision. If the First Common Offering Warrants are exercised in full in cash, the Company would receive upon such exercise aggregate proceeds of $462,500. The foregoing summary is qualified in its entirety by reference to the form of First Common Offering Warrant which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

      The Second Common Offering Warrant issued to each Common Investor provides such Common Investor the right to purchase shares of the Company's Common Stock, in aggregate, up to an additional 25% of the total number of Common Shares purchased by such Common Investor in the Common Private Placement at an exercise price of $1.33 per share. The Second Common Offering Warrants expire five years from the date of issuance and contain adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, reclassifications or similar events of the Company's capital stock, issuances of Company's securities for consideration below the exercise price and pro rata distributions of cash, property, assets or securities to holders of the Company's Common Stock. The Second Common Offering Warrants also contain a cashless exercise provision. If the Second Common Offering Warrants are exercised in full in cash, the Company would receive upon such exercise aggregate proceeds of $554,167. The Second Common Offering Warrant is identical to the First Common Offering Warrant which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

REGISTRATION RIGHTS AGREEMENT

      In connection with these transactions, the Company and the Common Investors entered into a registration rights agreement (the "Common Registration Rights Agreement"). Under this agreement, the Company is required to file within ninety (90) days of closing of the Common Private Placement a registration statement (the "Common Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") for the purpose of registering the resale of the Common Shares and the shares of Common Stock underlying the Common Warrants. The Company is also required to use its commercially reasonable efforts to cause the Common Registration Statement to become effective as promptly as possible after the filing, but in any event within 145 days of the closing date of the Common Private Placement, and to use its commercially reasonable efforts to keep it effective until the expiration of the effectiveness period (as defined in the Common Registration Rights Agreement). If the Company fails to comply with these requirements or if, after the effectiveness of the Common Registration Statement, the Common Registration Statement ceases to be effective for a period in excess of the permitted black-out periods (as defined in the Common Registration Rights Agreement), then the Company shall be required to pay each Common Investor 1% of the aggregate purchase price paid by such Common Investor on a monthly basis until the Common Registration Statement is filed and declared effective or securities are permitted to be resold thereunder. Any failure to pay such amount when due shall result in the accumulation of interest on the unpaid amounts at a rate of 15% per annum In addition, the Common Investors are entitled to certain limited demand registration rights and piggy back registration rights. The foregoing summary is qualified in its entirety by reference to the Common Registration Rights Agreement which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

PREFERRED PRIVATE PLACEMENT

SECURITIES PURCHASE AGREEMENT

      On July 1, 2005, the Company executed a securities purchase agreement ("Preferred Purchase Agreement") with various institutional and accredited investors (the "Preferred Investors") pursuant to which it agreed to sell in a private placement transaction (the "Preferred Private Placement") for an aggregate purchase price of $5,500,000 (a) 5,500 shares of the Company's Series C Convertible Preferred Stock, stated value $1,000 per share (the "Preferred Shares"), (b) warrants to purchase 1,375,000 shares of the Company's Common Stock at an exercise price of $1.11 per share ("First Preferred Offering Warrants"), (c) warrants to purchase 1,375,000 shares of the Company's Common Stock at an exercise price of $1.33 per share ("Second Preferred Offering Warrants" and, together with the First Preferred Offering Warrants," the "Preferred Offering Warrants") and (d) warrants ("Over-Allotment Warrants") to purchase (1) up to 1,375 shares of Series C Preferred Stock (the "Additional Preferred Shares"), (2) warrants to purchase up to 343,750 shares of Common Stock at $1.11 per share ("First Additional Warrants") and (3) warrants to purchase up to 343,750 shares of Common Stock at $1.33 per share ("Second Additional Warrants" and, together with the First Additional Warrants, the "Additional Warrants"). The Preferred Private Placement closed on July 6, 2005.

      Under the terms of the Preferred Purchase Agreement, the Company is required to obtain stockholder approval for an amendment to its Certificate of Incorporation (the "Certificate of Amendment") to increase the number of authorized shares of Common Stock. Subject to certain permitted issuances under the Preferred Purchase Agreement, the Company is also restricted from issuing additional securities for a period of six (6) months following the effective date of the Preferred Registration Statement without the prior written consent the holders of the Preferred Shares.

      The foregoing summary is qualified in its entirety by the form of Preferred Purchase Agreement which is attached as Exhibit 10.2 to this report and incorporated herein by reference.

PREFERRED WARRANTS AND OVER-ALLOTMENT WARRANTS

      The First Preferred Offering Warrants issued to each Preferred Investor provide such Preferred Investor the right to purchase shares of the Company's Common Stock, in aggregate, up to an additional 25% of the total number of shares of Common Stock issuable upon the conversion of the Preferred Stock purchased by such Preferred Investor in the Preferred Private Placement at an exercise price of $1.11 per share. The First Preferred Offering Warrants expire five years from the date of issuance and contain adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, reclassifications or similar events of the Company's capital stock, issuances of Common Stock for consideration below the exercise price and pro rata distributions of cash, property, assets or securities to holders of the Company's Common Stock. The First Preferred Offering Warrants also contain a cashless exercise provision. If the First Preferred Offering Warrants are exercised in full in cash, the Company would receive upon such exercise aggregate proceeds of $1,526,250. The foregoing summary is qualified in its entirety by reference to the form of First Preferred Offering Warrant which is attached hereto as Exhibit 4.5 and incorporated herein by reference.

      The Second Preferred Offering Warrants issued to each Preferred Investor provide such Preferred Investor the right to purchase shares of the Company's Common Stock, in aggregate, up to an additional 25% of the total number of shares of

Common Stock issuable upon the conversion of the Preferred Stock purchased by such Preferred Investor in the Preferred Private Placement at an exercise price of $1.33 per share. The Second Preferred Offering Warrants expire five years from the date of issuance and contain adjustment provisions upon the occurrence of stock splits, stock dividends, combinations, reclassifications or similar events of the Company's capital stock, issuances of the Company's securities for consideration below the exercise price as well as pro rata distributions of cash, property, assets or securities to holders of the Company's Common Stock. The Second Preferred Offering Warrants also contain a cashless exercise provision. If the Second Preferred Offering Warrants are exercised in full in cash, the Company would receive upon such exercise aggregate proceeds of $1,828,750. The foregoing summary is qualified in its entirety by reference to the form of Second Preferred Offering Warrant which is attached hereto as
Exhibit 4.6 and is incorporated herein by reference.

      The Over-Allotment Warrants issued to each Preferred Investor provides such Preferred Investor the right to purchase at an exercise price of $1,000 per share (a) Additional Preferred Shares, in aggregate, up to 25% of the total number of Preferred Shares purchased by such Preferred Investor in the Preferred Private Placement, (b) First Additional Warrants exercisable for a number of shares of Common Stock in an amount, in aggregate, up to 6.25% of the total number of shares of Common Stock issuable upon conversion of the Preferred Shares purchased by such Preferred Investor in the Preferred Private Placement at an exercise price of $1.11 per share and (c) Second Additional Warrants exercisable for a number of shares of Common Stock in an amount, in aggregate, up to 6.25% of the total number of shares of the Common Stock issuable upon conversion of the Preferred Shares purchased by such Purchaser in the Preferred Private Placement at an exercise price of $1.33 per share. The Over-Allotment Warrants expire upon the later of (x) 90 days after the effectiveness of the Preferred Registration Statement (as defined below) and (y) the date upon which the Company obtains stockholder approval for the Certificate of Amendment. The foregoing summary is qualified in its entirety by reference to the form of Over-Allotment Warrant which is attached hereto as Exhibit 4.7 and incorporated herein by reference. The form of the Additional Warrant is identical to the form of Preferred Offering Warrant.

TERMS OF THE PREFERRED STOCK

      The rights and preferences of the Preferred Shares are set forth in the Certificate of Designation, Preferences and Rights of Series C Preferred Stock (the "Certificate of Designation"). The Preferred Shares have a face value of $1,000 per share ("Face Amount") and are convertible at any time at the option of the holder into shares of Common Stock ("Conversion Shares") at the conversion price of $1.00 per share (the "Conversion Price"), subject to certain adjustments including (a) stock splits, stock dividends, combinations, reclassifications, mergers, consolidations, sales or transfers of the assets of the Company, share exchanges or other similar events, (b) certain anti-dilution adjustments, including issuances of Common Stock for consideration below the Conversion Price and (c) one-time Conversion Price resets if (1) the Preferred Registration Statement is not declared effective within 145 from the closing date of the Preferred Private Placement and the Company has breached certain of its obligations under the Preferred Registration Statement or the Preferred Registration Statement is not declared effective within 180 days from the closing date for any reason and (2) if the volume-weighted average sales price for the five (5) trading days immediately following such date is less than the Conversion Price (provided that no conversion price shall be reset to an amount less than $0.68 per share). The Conversion Price of $1.00 represents approximately 90% of the average of the daily volume weighted average price of the Common Stock for the 10 day period prior to the execution of the transaction documents. Based on the Conversion Price, the Preferred Shares would be convertible into 5,500,000 shares of the Company's Common Stock.

      A cumulative premium accrues and is payable with respect to each of the Preferred Shares equal to 8% of the stated value of such share per annum. The premium is payable upon the earlier of: (a) the time of conversion in such number of shares of Common Stock determined by dividing the accrued premium by the Conversion Price or (b) the time of redemption in cash by wire transfer of immediately available funds.

      At any time after the 120th day following effectiveness of the Preferred Registration Statement (subject to extension for each trading day that sales cannot be effected thereunder), the Company may mandatorily convert the Preferred Shares into shares of Common Stock, if certain conditions are satisfied including, among other things: (a) if the average closing bid price of the Company's Common Stock during any 20 consecutive trading day period is greater than 150% of the conversion price, (b) the Preferred Registration Statement is currently effective, (c) the maximum number of shares of Common Stock issued upon such mandatory conversion does not exceed 100% of the total 5 day trading volume of the Company's Common Stock for the 5 trading day period preceding the mandatory conversion date and (d) no mandatory conversions have occurred in the previous

30 trading days.

      Under certain circumstances, the holders of the Preferred Shares may require the Company to redeem their Preferred Shares at the redemption amount (defined in the Certificate of Designation), including, for instance, (a) if the Preferred Registration Statement has not been declared effective by the 210th day after the date of issuance or if use of the Preferred Registration Statement is suspended for any period in excess of the Permitted blackout period (as defined in the Certificate of Designation), (b) if the Company fails to obtain stockholder approval for the Certificate of Amendment by the 210th day after the date of issuance, (c) if the Company fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to the holders of Preferred Shares as and when required by the Certificate of Designation, the Preferred Purchase Agreement, or the Preferred Registration Rights Agreement (other than during a permitted black-out period as defined in the Certificate of Designation), (d) upon a bankruptcy or similar event, (e) upon a sale of all or substantially all of the assets or merger of the Company (f) if the Company's failure to pay when due any payment with respect to indebtedness (other than trade payables) in excess of $1,000,000 due to third parties or (g) if the Company fails to comply in all material respects with certain specified covenants set forth in the Preferred Purchase Agreement or the Preferred Registration Rights Agreement (as set forth in the Certificate of Designation).

      The Preferred Shares have no voting rights, except as required by law. However, as long as any shares of Preferred Shares remain outstanding, the Company cannot take the following corporate actions without the separate class vote or written consent of a majority of the then outstanding Series C Preferred
Stock: (i) alter the rights or preferences or privileges of the Series C Preferred Stock, or increase the authorized number of shares of Series C Preferred Stock, (ii) issue any shares of Series C Preferred Stock, Preferred Offering Warrants or Additional Warrants, in each case, other than pursuant to the Securities Purchase Agreement, (iii) redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any class of stock ranking junior to the Series C Preferred Stock with respect to liquidation, (iv) increase the par value of the Common Stock or (v) cause or authorize any subsidiary of the Company to engage in any of the foregoing actions. In addition, as long as 250 shares of Preferred Shares remain outstanding, the Company cannot take the following corporate actions without the separate class vote or written consent of a majority of the then outstanding Series C Preferred Stock: (i) alter the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series C Preferred Stock, (ii) create or issue any class of stock ranking senior to, or on equal basis with, the Series C Preferred Stock with respect to liquidation, (iii) issue any debt securities or incur any indebtedness that would have any preferences over the Series C Preferred Stock upon liquidation of the Corporation, or redeem, repurchase, prepay or otherwise acquire any outstanding debt securities or indebtedness of the Company (subject to certain exceptions),
(iv) sell or otherwise transfer 10% or more of the Company's assets (subject to certain exceptions), (v) enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions or (vi) cause or authorize any subsidiary of the Company to engage in any of the foregoing actions.

      The Company agrees, on or prior to September 30, 2005, to reserve (including obtaining stockholder approval) a sufficient number of authorized but unissued shares of Common Stock to provide for (a) the full conversion of all of the Series C Preferred Stock (including any and all shares of Series C Preferred Stock issuable upon full exercise of the Preferred Warrants), (b) the full exercise of the Warrants (including any and all Warrants issuable upon full exercise of the Preferred Warrants), and (c) the issuance of any additional shares of Common Stock issuable upon conversion of the Series C Preferred Stock or exercise of any Preferred Offering Warrants or Additional Warrants, including on account of anti-dilution or other adjustments ("Reserved Amount"). At any time after the effective date of the Registration Statement, if the Reserved Amount is insufficient for coverage of (a) and (b) above, the holders will have the right to require the Company to redeem their Preferred Shares at the Redemption Amount and the then unissued portion of such holder's Reserved Amount allocable to the Series C Preferred Stock will at least equal 100% of the number of shares of Common Stock issuable upon conversion of such holder's shares of Series C Preferred Stock.

      The holders of the Preferred Shares rank prior to the holders of the Common Stock with respect to the distribution of the Company's assets upon a dissolution, liquidation or other similar event. The liquidation preference for a share of Series C Preferred Stock is an amount equal to the Face Amount plus all accrued Premium through the date of final distribution.

      The foregoing summary is qualified in its entirety by reference to the Certificate of Designation which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

REGISTRATION RIGHTS AGREEMENT

      In connection with these transactions, the Company and the Preferred Investors entered into a registration rights agreement (the "Preferred Registration Rights Agreement"). Under this agreement, the Company is required to file within ninety (90) days of closing of the Preferred Private Placement a registration statement (the "Preferred Registration Statement") with the SEC for the purpose of registering the resale of the Common Stock underlying the Preferred Shares, the Additional Preferred Shares, the Preferred Offering Warrants and the Additional Warrants. The Company is also required to use its best efforts to cause the Preferred Registration Statement to become effective as promptly as possible after the filing, but no event later than 145 days following the closing of the Preferred Private Placement, and to use its commercially reasonable efforts to keep it effective until the expiration of the Effectiveness Period (as defined in the Preferred Registration Rights Agreement). If the Company fails to comply with these provisions or if, after the effectiveness the Preferred Registration Statement ceases to be effective for a period in excess of the permitted blackout periods (as defined in the Preferred Registration Rights Agreement), then the Company shall be required to pay each Preferred Investor 1% of the aggregate purchase price paid by such Preferred Investor on a monthly basis until the Preferred Registration Statement is filed and declared effective or securities are permitted to be resold thereunder. In addition, the Common Investors are entitled to certain limited demand registration rights and piggy back registration rights. The foregoing summary is qualified in its entirety by reference to the form of Preferred Registration Rights Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

      See disclosure under Item 1.01 of this report.

      The securities issued in the Common Private Placement were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance on similar exemptions under applicable state securities laws. The issuances did not involve any public offering; the Company made no solicitation in connection with the Common Private Placement other than communications with the Common Investors; the Company obtained representations from the Common Investors regarding their investment intent, experience and sophistication; the Common Investors either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the Common Investors were sophisticated within the meaning of
Section 4(2) of the Act and "accredited investors" as defined in Regulation D; and the securities issued in the Common Private Placement were issued with restricted securities legends.

      The securities issued in the Preferred Private Placement were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance on similar exemptions under applicable state securities laws. The issuances did not involve any public offering; the Company made no solicitation in connection with the Preferred Private Placement other than communications with the Preferred Investors; the Company obtained representations from the Preferred Investors regarding their investment intent, experience and sophistication; the Preferred Investors either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the Preferred Investors were sophisticated within the meaning of Section 4(2) of the Act and "accredited investors" as defined in Regulation D; and the securities issued in the Preferred Private Placement were issued with restricted securities legends.

      Rodman & Renshaw LLC, the Company's placement agent in these transactions, received a fee of $350,000 (5% of the transaction value) and 5% warrant coverage resulting in a warrant to purchase 179,167 shares of the Company's Common Stock with an exercise price of $1.11 and a warrant to purchase 179,167 shares of the Company's Common Stock with an exercise price of $1.33. The exercise of both warrants would result in proceeds of $437,167 to the Company. Both warrants are immediately exercisable and expire on July 1, 2010. If the Preferred Warrant is fully exercised by the Preferred Investors, Rodman & Renshaw would receive an additional fee of $68,750 and a warrant to purchase 34,375 shares of the Company's Common Stock at an exercise price of $1.11 and a warrant to purchase 34,375 shares of the Company's Common Stock at an exercise price of $1.33. The exercise of both warrants would result in proceeds of $83,874 to the Company. Both warrants are immediately exercisable upon issuance and expire on July 1, 2010.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO CERTIFICATE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

      On July 1, 2005, the Company filed a Certificate of Designation with the Delaware Secretary of State to create and designate the rights, preferences and privileges of the Series C Preferred Stock we issued in the Preferred Private Placement. See disclosure in Item 1.01 regarding the terms of the Series C Preferred Stock and a description of the Certificate of Designation which is filed as Exhibit 4.1 and incorporated herein by reference.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

      On July 1, 2005, the Company issued a press release announcing the closing of the aforementioned private placement transactions, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company intends to utilize the proceeds from the sale of its Common Stock for general business purposes and to fund its acquisition strategy.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits



                                  EXHIBIT INDEX
                                  -------------

4.1       Certificate of Designation of Series C Preferred Stock

4.2 Registration Rights Agreement between PDG Environmental, Inc. and Common Stock Purchasers, dated July 1, 2005.

4.3       Form of Common Stock Warrant issued to Common Investors

4.4 Registration Rights Agreement between PDG Environmental, Inc. and Series C Convertible Preferred Stock Purchasers, dated July 1, 2005.

4.5       Form of Common Stock Warrant issued to Preferred Investors

4.6       Form of Common Stock Warrant issued to Preferred Investors

4.7       Form of Preferred Warrant issued to Preferred Investors

10.1 Securities Purchase Agreement between PDG Environmental, Inc. and Common Stock Purchasers, dated July 1, 2005.

10.2 Securities Purchase Agreement between PDG Environmental, Inc. and Series C Convertible Preferred Stock Purchasers, dated July 1, 2005.

99.1      Press Release dated July 1, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PDG ENVIRONMENTAL, INC.

                                    By /s/John C. Regan
                                       ------------------------------------
                                       John C. Regan
                                       Chairman and Chief Executive Officer

Date:  July 7, 2005